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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2001

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                    38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                            48083
(ADDRESS OF PRINCIPAL                                             (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 5.           OTHER EVENTS

         On March 10, 2001, Lason sold the assets of the Marketing Associates division of Lason Systems, Inc. to Marketing Associates LLC, a newly created limited liability company. See the attached press release.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

         99.1     March 13, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2001             LASON, INC.
                                  (REGISTRANT)


                                  By:      /s/ John R. Messinger
                                           -------------------------------------
                                           John R. Messinger, Chief Executive
                                           Officer and President


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                                  EXHIBIT INDEX

Exhibit:                               Description:


99.1                                   March 13, 2001 Press Release